SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE GATEWAY TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of4 transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

[Gateway Investment Advisors letterhead]

December 2007

Dear Financial Advisor:

As we reported in June, Gateway Investment Advisers, L.P. (“Gateway Advisers”) has entered into an agreement to be acquired by Natixis Global Asset Management, L.P. In connection with this acquisition, Gateway Advisers is proposing that the Gateway Fund be reorganized and become part of the Natixis Funds family. This new fund will be run by the same portfolio managers and use the same investment strategies as the existing fund.

We are excited about this change because we believe it will provide the Gateway Fund and its shareholders with the support and service available as part of a large-scale global organization. In addition, we believe that after the reorganization, the new fund will have greater availability to shareholders and advisors through a broader network of distribution channels.

The proposed reorganization requires the approval of Gateway Fund shareholders, and we would appreciate your help in contacting your clients who are invested in the Gateway Fund and encouraging them to vote. Every vote is important, regardless of the number of shares it represents. We’ve enclosed a copy of the letter your shareholders have received, which contains all the necessary information. Voting instructions are included both in the letter and on the proxy card.

We appreciate your assistance. If you have any questions please feel free to contact us at 800-354-6339 from 9 AM to 5 PM Eastern Standard Time Monday through Friday.

Sincerely,

Patrick Rogers, CFA
Chief Executive Officer

YOUR VOTE IS IMPORTANT

As a shareholder in the Gateway Fund, we ask you to please take a few moments to vote your shares regardless of the number of shares you own. Voting options - it’s your choice - it’s easy and convenient.

To vote your shares, you will need the control number that is printed on your proxy card. If you have misplaced your proxy card, you may obtain a duplicate by contacting Computershare directly at 866.492.0848.

•	Vote by the Internet at https://vote.proxy-direct.com

•	Vote by touch-tone telephone at 866.241.6192.

•	Vote by mail by simply completing and returning the proxy card that was previously mailed to you.

THE GATEWAY TRUST P. O. BOX 5211 CINCINNATI, OH 45201-5211

800.354.6339

GATEWAY FUND

Proxy Solicited by the Board of Trustees

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 18, 2008

The undersigned hereby appoints and authorizes each of Geoffrey Keenan and Paul Stewart as proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of Gateway Fund (the “Fund”), on January 18, 2008 at 2:00 p.m. Eastern Time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, or guardian or as a custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature(s) and Title(s), if applicable

Signature(s) and Title(s), if applicable

Date 18225_GATE_100407

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR the proposal.

Please mark your vote below in blue or black ink. Do no use red ink. Example:  ■

FOR	AGAINST	ABSTAIN

1. To consider the approval of an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Gateway Fund (the “Existing Fund”), a series of The Gateway Trust, an Ohio business trust, to, and the assumption of all of the liabilities of the Existing Fund by, Gateway Fund (the “New Fund”), a series of Gateway Trust, a Massachusetts business trust, in exchange for shares of the New Fund, and the distribution of such shares to the shareholders of the Existing Fund in complete liquidation of the Existing Fund.

☐	☐	☐

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

18225_GATE_100407

TOUCH-TONE TELEPHONE VOTING SCRIPT

“THE GATEWAY FUND”

EXPECTED MAIL DATE: XX/XX/2007

MEETING DATE: January 18, 2008

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL HEAR:

“Welcome! Please enter the 14 digit number located in the shaded box on your proxy card.”

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card

WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:

“This is the automated telephone voting site for the Special Meeting of Shareholders of The Gateway Fund”

“Proposal 1:                     To vote FOR press 1.                     To vote AGAINST press 9.                     To ABSTAIN press 0.”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:

“To hear how you have voted, press 1.” “To cancel your vote, press 2.” “To save how you have voted, press 3.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

“Your vote will be saved automatically should you decide to hang up during vote playback.”

“Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given).”

“To hear how you have voted, press 1.” “To cancel your vote, press 2.” “To save how you have voted, press 3.”

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

“Your vote has been canceled.” “To enter another vote, press 1 now.” “To end this call, press 0 now.”

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

“Your vote has been saved.” “To enter another vote, press 1 now.” “To end this call press 0 now.”

If the shareholder elects to vote another proxy, he/she is returned to the above speech

“PLEASE ENTER THE NUMBER”.

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting.”

Call is terminated.

CALL FLOW

INTRODUCTION:

If Shareholder is an Individual:

Hello. I’m trying to reach                     . Is he/she available? My name is                      and I’m calling on a recorded line regarding your investment in the Gateway Fund. We sent you a proxy card for the upcoming shareholders meeting and have not yet received it, so we’re calling to ask if you have any objection to voting along with the recommendation of the Fund’s Board?

If Shareholder is a Corporation:

Hello. My name is                      and I’m calling on a recorded line regarding the investment in the Gateway Fund. You are listed as a contact for the Company. We sent you a proxy card for the upcoming shareholders meeting and have not yet received it, so we’re calling to confirm that you received the proxy and to ask if you have any objection to voting along with the recommendation of Fund’s Board?

SCENARIO 1:

If Shareholder has no objection:

If you wish, I can record your vote over the telephone right now.

If Shareholder agrees to vote over the telephone:

I am recording your vote for the proposal and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call 866-492-0848 immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?

After Shareholder response:

Thank you for your time and your vote. Have a nice day/evening!

SCENARIO 2:

If Shareholder has no objection:

If you wish, I can record your vote over the telephone right now.

If Shareholder does NOT agree to vote over the telephone:

Would you like our toll free number so you can call back at your convenience? Your participation would be greatly appreciated and it would just take a brief moment to vote your shares over the phone.

If Shareholder wants the toll free number:

Please call 866-492-0848 any time between 9:00 am to 11:00 pm Eastern Time, Monday through Friday, or between noon and 6 pm on Saturday. Thank you for your time. Have a nice day/evening!

If Shareholder does NOT want the toll free number:

Thank you for your time. Have a nice day/evening!

SCENARIO 3:

If Shareholder has NOT received the proxy statement and proxy card:

I would like to mail you another set of proxy materials. Do you still live at (address)?

After Shareholder Response:

Thank you for your time. Have a nice day/evening!

Your Vote Is Important

View the Proxy Statement as a PDF:

Proxy Statement

If you were a Gateway Fund shareholder of record on November 21, 2007, you should have received a proxy statement and proxy card. To vote your shares, you will need the control number that is printed on the proxy card.

•	If you own shares of the Gateway Fund through a financial intermediary, please Vote Here.

•	If you own shares of the Gateway Fund directly, please Vote Here.

If you have misplaced your proxy card, you may obtain a duplicate by contacting Computershare directly at 866.492.0848.

Remember - your vote counts.

Your vote is extremely important, regardless of the number of shares you own. Computershare, a professional proxy solicitation firm, has been retained to assist shareholders in the voting process. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from service representatives of Computershare reminding you to exercise your right to vote.

Voting options – it’s your choice

•	You may vote simply by returning your proxy card

•	You may vote above using the website and control number listed on your proxy card

•	You may vote via touch-tone telephone by calling the phone number and using the control number listed on your proxy card

If you vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so by using the proxy card, telephone or Internet.

Login Screen

To vote, please enter the numbers that appear on your proxy card or voting instruction card in the area below. If you have received multiple cards, each has its own set of numbers and you will need to login and provide your voting instructions separately for each card.

If you received an electronic notification, please enter the numbers that appear in the email text labeled “Control Number” and “Security Code”. If there are multiple numbers in the email text, you will need to login and provide your voting instructions for each group of numbers.

Enter your 14 digit number from the shaded box on your card

Enter your 8 digit code from the unshaded box on your card. Continue

WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted.

Your browser must support JavaScript 1.1 or higher in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.

Voting Screen

To consider the approval of an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Gateway Fund (the “Existing Fund”), a series of The Gateway Trust, an Ohio business trust, to, and the assumption of all of the liabilities of the Existing Fund by, Gateway Fund (the “New Fund”), a series of Gateway Trust, a Massachusetts business trust, in exchange for shares of the New Fund, and the distribution of such shares to the shareholders of the Existing Fund in complete liquidation of the Existing Fund

For         Against         Abstain

Enter your e-mail address here if you would like an e-mail confirmation of your vote.

Your answer has been marked according to your last recorded vote. Please change as appropriate before submission. If you have questions regarding any of the proposals, please call (631) 231-7900.

Cancel Vote & Exit

Submit Vote

Confirmation screen

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit the Internet voting site at any time before the meeting on Friday, January 18, 2008 at 2:00 PM[ET] to submit new voting instructions.

This is a summary of your voting instructions for the Gateway Fund. You may print this page for your records.

Instructions submitted on Friday, November 30, 2007 at 12:10 PM [ET]

1 To consider the approval of an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Gateway Fund (the “Existing Fund”), a series of The Gateway Trust, an Ohio business trust, to, and the assumption of all of the liabilities of the Existing Fund by, Gateway Fund (the “New Fund”), a series of Gateway Trust, a Massachusetts business trust, in exchange for shares of the New Fund, and the distribution of such shares to the shareholders of the Existing Fund in complete liquidation of the Existing Fund

Voted For

If you wish to vote another card or exit, please click here.